U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 26, 2011

BRE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-14306	94-1722214
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

525 Market Street, 4th Floor, San Francisco, California 94105-2712

(Address of principal executive offices) (Zip code)

(415) 445-6530

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Performance Stock Award Agreement

On January 26, 2011, the compensation committee of our board of directors adopted a new form of Performance Stock Award Agreement to evidence grants of performance shares made on January 26, 2011 pursuant to our 1999 BRE Stock Incentive Plan to certain of our executive officers, including our chief executive officer, chief financial officer and the other named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission).

Our form of executive officer Performance Stock Award Agreement sets forth the terms and conditions on which shares of our common stock are earned by the award recipient. 50% of each award vests ratably over four years on each anniversary of the grant date subject to continuous employment, and 50% will be earned on January 26, 2015, determined based on our achievement of performance goals and subject to certain adjustments as set forth in the Performance Stock Award Agreement, with the exact number of shares earned determined based upon our performance over a four year period as measured by reference to our total shareholder return. The performance criteria linked to the vesting of 85% of the performance shares at the end of the fourth year include target levels for the following metrics:

Goal		Metric
Description	Weighting Factor	Threshold	Target	Maximum
Relative TSR vs. RMS (1)	45%	75%	100%	120%

Relative TSR vs. Peer Group (2)	40%	65%	105%	Highest of Peers

(1)	Relative TSR vs. RMS is defined as the percentage of our total shareholder return during the performance period measured against the total return of the MSCI US REIT Index (RMS) during the performance period.
(2)	Relative TSR vs. Peer Group is defined as the percentage of our total shareholder return during the performance period measured against the total return of Avalon Bay Communities, Inc., Camden Property Trust, Essex Property REIT, Equity Residential REIT and UDR REIT, provided that, if the stock of any one or more of such entities is no longer publically traded during the performance period then such entity or entities will be dropped from the Peer Group.

In addition to the foregoing, up to 15% of the performance shares will be earned based upon an evaluation by the Compensation Committee of the performance of BRE in completing and/or carrying out the execution of BRE’s business plan, the flexibility in decision making and maintenance of the opportunity to be flexible, portfolio management, balance sheet management, focus on organizational objectives, progress on initiatives and such other aspects as the Committee may decide. This separate set of performance shares will vest in an amount equal to a percentage between zero and one hundred percent (100%).

An additional number of performance shares may also be awarded if any Goal (as defined in the Performance Stock Award Agreements) achieved as of the performance vesting date is greater than the target for such Goal, with the actual number of shares awarded being determined based on the extent by which the target for each Goal is exceeded. The maximum number of these additional performance shares which may vest and be awarded is equal to 100% of the performance shares award, including any performance shares awarded pursuant to the immediately preceding paragraph.

The foregoing description of our form of executive officer Performance Stock Award Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of our form of executive officer Performance Stock Award Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Amendments to Employment Agreements

On January 27, 2011 we entered into amendments to our employment agreements with Constance Moore, our President and Chief Executive Officer; Stephen Dominiak, our Executive Vice President, Chief Investment Officer; Kerry Fanwick, our Executive Vice President, General Counsel; John Schissel, our Executive Vice President, Chief Financial Officer; and Scott Reinert, our Executive Vice President, Operations, each effective as of January 1, 2011. The amendments clarify that if within 12 months after a Change in Control (as defined in the employment agreements), (i) any such officer’s employment is terminated due to death or disability, or (ii) any such officer terminates his or her employment with the continuing employer without good reason, such officer will receive a lump-sum payment equal to the estimated annual bonus such officer would have earned for the fiscal year in question (based on actual performance relative to MBO Criteria for the fiscal year and such officer’s contribution), calculated on a pro-rated basis. Each such officer continues to be entitled to the vesting of benefits set forth in any performance stock award agreement or other equity award agreement as well as, if such officer gives us not less than 90 days prior written notice of such voluntary termination and uses reasonable efforts to assist during the transition period, the additional lump sum provided for in his or her employment agreement. Each of the amendments, with the exception of Mr. Reinert’s, also adds a provision providing that the officer will be required to repay BRE certain previously paid compensation if such repayment is required under any recoupment of compensation policy that BRE is required to adopt in order for BRE to comply with applicable laws or regulations or stock exchange requirements. This provision was already included in Mr. Reinert’s employment agreement.

The foregoing description of such amendments does not purport to be complete and is qualified in its entirety by reference to the full text of such amendments, filed as Exhibits 10.2 through 10.6 hereto and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Form of Executive Officer Performance Stock Award Agreement under 1999 BRE Stock Incentive Plan, as amended.

10.2	Second Amendment, made on January 27, 2011 and effective as of January 1, 2011, to Amended and Restated Employment Agreement of Constance B. Moore effective as of January 1, 2005, as amended.

10.3	First Amendment, made on January 27, 2011 and effective as of January 1, 2011, to Employment Agreement of Scott A. Reinert effective as of January 24, 2011.

10.4	Second Amendment, made on January 27, 2011 and effective as of January 1, 2011, to Employment Agreement of Stephen C. Dominiak effective as of September 2, 2008, as amended.

10.5	Second Amendment, made on January 27, 2011 and effective as of January 1, 2011, to Employment Agreement of Kerry Fanwick effective as of February 1, 2007, as amended.

10.6	First Amendment, made on January 27, 2011 and effective as of January 1, 2011, to the Employment Agreement of John Schissel effective as of October 5, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRE Properties, Inc.

Date: February 1, 2011	By:	/s/ Kerry Fanwick
	Name:	Kerry Fanwick
	Its:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Executive Officer Performance Stock Award Agreement under 1999 BRE Stock Incentive Plan, as amended.

10.2	Second Amendment, made on January 27, 2011 and effective as of January 1, 2011, to Amended and Restated Employment Agreement of Constance B. Moore effective as of January 1, 2005, as amended..

10.3	First Amendment, made on January 27, 2011 and effective as of January 1, 2011, to Employment Agreement of Scott A. Reinert effective as of January 24, 2011, as amended.

10.4	Second Amendment, made on January 27, 2011 and effective as of January 1, 2011, to Employment Agreement of Stephen C. Dominiak effective as of September 2, 2008, as amended.

10.5	Second Amendment, made on January 27, 2011, and effective as of January 1, 2011, to Employment Agreement of Kerry Fanwick effective as of February 1, 2007, as amended.

10.6	First Amendment, made on January 27, 2011 and effective as of January 1, 2011, to the Employment Agreement of John Schissel effective as of October 5, 2009.